EXHIBIT 10.1.3
                      FOURTH AMENDMENT TO
                     THE COCA-COLA COMPANY
                 KEY EXECUTIVE RETIREMENT PLAN
             AS AMENDED AND RESTATED MARCH 11, 1991,
                    EFFECTIVE JANUARY 1, 1990


WHEREAS, pursuant to Section 7.5 of The Coca-Cola Company Key
Executive Retirement Plan, as amended and restated effective January 1, 1990 by indenture dated March 11, 1991, which was last amended by the Third Amendment (the "Plan"), the Corporate Retirement
Plan Administrative Committee (formerly the Key Executive
Retirement Plan Committee) (the "Committee") has the authority to amend the Plan; and

WHEREAS, by resolutions duly adopted, the Committee has approved an amendment to the Plan to clarify the meaning of "Pay" by correcting a scrivener's error contained in the definition thereof;

NOW THEREFORE, Section 2.1(1) of the Plan is hereby amended, effective January 1, 1990, by deleting the words "incentive plan" from the end of part (c) in the second sentence thereof, so that the same shall read as follows:

	"(c) severance payments made after involuntary termination under a formal severance pay policy in a form other than a lump-sum payment, and"

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the Committee have executed this Fourth Amendment to the Plan as of the 16th day of February, 1999. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fourth Amendment.


                                  CORPORATE RETIREMENT PLAN
	      	                  ADMINISTRATIVE COMMITTEE

                                  By:  /s/ Peggy Horn
                                       Chairman


ATTEST:

/s/ Barbara S. Gilbreath
Secretary